AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE AGREEMENT (“Amendment Agreement”) is executed effective as of the 17th day of September, 2012, by and among JGC Tye, LLC, a Texas limited liability company, JGC Lubbock Gold, LLC, a Texas limited liability company, JGC Odessa Gold, LLC, a Texas limited liability company, Gold Suit, Inc., a Texas corporation, JGC Harlingen, LLC, a Texas limited liability company, JGC Longview, LLC, a Texas limited liability company, JGC Edinburg, LLC, a Texas limited liability company, JGC Phoenix, LLC, a Texas limited liability company, TI Club, LLC, a Texas limited liability company, and JGC Beaumont, LLC, a Texas limited liability company (collectively, the “Asset Sellers,” and each individually an “Asset Seller”); C. A. Ault Investments, Inc., a Texas corporation (“CAA”), Sadco, Inc., a Texas corporation (“Sadco”), and S Willy’s Lubbock LLC, a Texas limited liability company (“Willies”), (collectively, the “Companies,” and each individually a “Company”); Bryan S. Foster, an individual (“Foster”); and Jaguars Acquisition, Inc., a Texas corporation (“JAI”), which is a wholly owned subsidiary of Rick’s Cabaret International Inc.(“Rick’s Cabaret”). The Asset Sellers, Companies, Foster, and JAI are sometimes hereinafter collectively referred to as the “Parties”.

Recitals

A. The Parties entered into a Purchase Agreement on or about August 3, 2012 (the “Contract”).

B. Reference is here made to the Contract as if such Contract were written herein verbatim.

C. The parties now wish to amend the Contract as set forth herein.

Agreements

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. All capitalized terms used herein shall have the meanings assigned to them in the Contract, unless expressly defined otherwise in this Amendment Agreement.

2. Except as otherwise specifically provided herein, all terms and conditions of the Contract shall apply to the interpretation and enforcement of this Amendment Agreement as if explicitly set forth herein.

3. Amendment to make JGC Beaumont, LLC an “Asset Seller”:

The first paragraph of the Contract, which sets forth the Parties to the Contract, defined JGC Beaumont, LLC as “JGC Beaumont” and as a “Company” and one of the “Companies.” The first paragraph is hereby amended to define JGC Beaumont, LLC as an “Asset Seller” and one of the “Asset Sellers.” In connection with this amendment to the first paragraph of the Contract, the Contract is also amended as follows:

The third recital paragraph of the Contract, as set forth below, is deleted in its entirety:

“WHEREAS, JGC Beaumont owns and operates an adult cabaret known as “Jaguars” (“Jaguars-Beaumont”) located at 5900 College Street, Beaumont, Texas 77707 pursuant to a Sexually Oriented Business license issued by the City of Beaumont;”

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The fifth recital paragraph of the Contract is amended and replaced in its entirety to read as follows:

“WHEREAS, Foster owns (i) 100% of the membership interests of each of the Asset Sellers (except for Gold Suit, Inc.) and Willies, and (ii) 100% of the shares of common stock of each of Gold Suit, Inc., CAA and Sadco;”

The ninth recital paragraph of the Contract is amended and replaced in its entirety to read as follows:

“WHEREAS, Foster and JAI both desire that Foster sell (i) 100% of the membership interests of Willies and (ii) 100% of the shares of common stock of each of CAA and Sadco, to JAI, all on the terms and conditions set forth herein;”

Section 1.8 of the Contract is amended and replaced in its entirety to read as follows:

“Section 1.8 Sale of the Common Stock and Membership Interests. Subject to the terms and conditions set forth in this Agreement, at the Closing, Foster hereby agrees to sell, transfer, convey and deliver to JAI (i) all of the shares of common stock of CAA and Sadco, free and clear of all encumbrances, which represents all of the outstanding capital stock of CAA and Sadco (the “Common Stock”), and (ii) all of the membership interests of Willies, free and clear of all encumbrances, which represents all of the outstanding capital interests of Willies (the “Membership Interests”); and Foster shall deliver to JAI stock certificates representing the Common Stock and membership certificates representing the Membership Interests, all duly endorsed to JAI.”

Section 3.1(b) of the Contract is amended and replaced in its entirety to read as follows:

“(b) Each of the Asset Sellers (except for Gold Suit, Inc.) and Willies (i) is a Texas limited liability company duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Foster, the Asset Purchasers, the Companies or the Asset Sellers.”

Section 3.1(d) of the Contract is amended and replaced in its entirety to read as follows:

“(d) At Closing, the authorized capital of each of the Asset Sellers (for purposes of this Section 3.1(d) only, the defined term “Asset Sellers” excludes Gold Suit, Inc.) and Willies consists of one membership interest which is validly issued and outstanding. There is no other class of equity interest authorized or issued by Willies or any of the Asset Sellers. All of the issued and outstanding membership interests of each of the Asset Sellers and Willies are owned beneficially and of record by Foster, free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances, and are fully paid and non-assessable. None of the Membership Interests issued are in violation of any preemptive rights. Neither of the Asset Sellers nor Willies has any obligation to repurchase, reacquire, or redeem any of its outstanding membership interests. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any membership interests of Willies or any of the Asset Sellers. There are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating either Willies or any of the Asset Sellers to issue any membership interest or any securities convertible into or evidencing the right to purchase or subscribe for any membership interest, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any membership interests of Willies or any of the Asset Sellers.”

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Exhibit A of the Contract is amended and replaced in its entirety with Amended Exhibit A attached hereto. All references to “Exhibit A” in the Contract will refer to Amended Exhibit A attached hereto.

4.	Amendment to make reference in the Contract to a certain lien on the Purchased Assets with respect to JGC Longview, LLC:

The first paragraph of Section 1.1 of the Contract is amended and replaced in its entirety to read as follows:

“Section 1.1 Assets of the Asset Sellers to be Transferred to Asset Purchasers. On the Closing Date (as defined in Section 2.1 hereof), and subject to the terms and conditions set forth in this Agreement, each of the Asset Sellers shall sell, convey, transfer and assign, or cause to be sold, conveyed, transferred and assigned to the respective Asset Purchaser set forth opposite each Asset Seller’s name on Exhibit A attached hereto, free and clear of all liens and encumbrances (except as set forth in Section 3.3A), and each of the respective Asset Purchasers shall acquire, all of the tangible and intangible assets and personal property of every kind and description and wherever situated of the business of the Adult Cabaret of each respective Asset Seller, including but not limited to, the following personal property of each of the Asset Sellers:”

Section 3.3 of the Contract is amended and replaced in its entirety to read as follows:

“Section 3.3 Ownership of the Purchased Assets. Each of the Asset Sellers owns all of the Purchased Assets (with respect to it) set forth in Section 1.1 herein (and reflected in Exhibit 1.2) free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances (except as set forth in Section 3.3A). Each of the Asset Sellers has the unrestricted right and power to transfer, convey and deliver full ownership of its Purchased Assets without the consent or agreement of any other entity or person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Purchased Assets to the Asset Purchasers as contemplated herein, each of the Asset Purchasers will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except as set forth in Section 3.3A).”

Section 3.3A is added to the Contract, in between Section 3.3 and Section 3.4, to read as follows:

“Section 3.3A Lien on the Purchased Assets of JGC Longview, LLC. In connection with an Asset Purchase Agreement entered into by and among JGC Longview, LLC and Streakers, L.P. on or about May 15, 2009, Streakers, L.P. has a security interest in all the furniture, fixtures and equipment located at the Adult Cabaret of JGC Longview, LLC to secure payment of a promissory note made by JGC Longview, LLC in the original principal amount of $400,000 (the “Longview Asset Note”).”

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5.	Amendment to Section 1.9:

The introductory paragraph of Section 1.9 and Section 1.9(i) are hereby amended in their entirety to read as follows:

“Section 1.9 Purchase Price. As consideration for the purchase of the Purchased Assets, the Common Stock and the Membership Interests, JAI and the Asset Purchasers shall pay to Foster and the Asset Sellers an aggregate consideration of $26,000,000 (the “Purchase Price”). The Purchase Price shall be payable as follows:

(i)	JAI shall pay or cause to be paid (x) $3,500,000 by wire transfer or certified check to Foster at Closing and (y) $500,000 shall be paid to Foster by wire transfer or certified check upon the closing of the “Sale of Real Estate Properties” referred to in Section2.3(i) hereof, as consideration for the Common Stock and the Membership Interests; and”

6. This Amendment Agreement will be of no force and effect until receipt and execution of this Amendment Agreement by all the undersigned parties hereto. This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by signature delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, each of which shall be deemed an original for all purposes.

7. Except as expressly amended hereby, the Contract remains in full force and effect. Any references to the Contract shall refer to the Contract as amended hereby.

IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement to become effective as of the date first set forth above.

JAGUARS ACQUISITION, INC.

/s/ Eric Langan
By:	Eric Langan, President

BRYAN S. FOSTER:

By:	Bryan S. Foster
Bryan S. Foster, Individually

JGC Tye, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

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JGC Lubbock Gold, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

JGC Odessa Gold, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

Gold Suit, Inc.

By:	/s/ Bryan S. Foster
Bryan S. Foster,

JGC Harlingen, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

JGC Longview, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

JGC Edinburg, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

JGC Phoenix, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

TI Club, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

C. A. Ault Investments, Inc.

By:	/s/ Bryan S. Foster
Bryan S. Foster,

Sadco, Inc.

By:	/s/ Bryan S. Foster
Bryan S. Foster,

JGC Beaumont, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

S Willy’s Lubbock LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster,

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Amended Exhibit A

Asset Seller	Adult Cabaret	Asset Purchaser

JGC Tye, LLC	“Jaguars Gold Club”	JAI Dining Services (Tye), Inc.
126 South Access Road
Tye, Texas 79563

JGC Lubbock Gold, LLC	“Jaguars Gold Club”	JAI Dining Services (Lubbock), Inc.
12913 US 87
Lubbock, Texas 79423

JGC Odessa Gold, LLC	“Jaguars Gold Club”	JAI Dining Services (Odessa), Inc.
6824 Cargo Rd.
Odessa, Texas 79762

Gold Suit, Inc.	“Jaguars Gold Club”	JAI Dining Services (El Paso), Inc.
11377 Gateway Boulevard
El Paso, Texas 79936

JGC Harlingen, LLC	“Jaguars Gold Club”	JAI Dining Services (Harlingen), Inc.
14286 US Highway 83
Harlingen, Texas 78552

JGC Longview, LLC	“Jaguars Gold Club”	JAI Dining Services (Longview), Inc.
4750 Estes Parkway
Longview, Texas 75603

JGC Edinburg, LLC	“Jaguars Gold Club”	JAI Dining Services (Edinburg), Inc.
5021 W. University Drive
Edinburg, Texas 78539

JGC Phoenix, LLC	“Jaguars Gold Club”	JAI Dining Services (Phoenix), Inc.
1902 N. Black Canyon Highway
Phoenix, Arizona 85009

TI Club, LLC	Dormant Adult Cabaret	JAI Dining Services (Odessa II), Inc.
(formerly “Tijuana Iguana”)
101 Solo Road
Odessa, Texas 79762

JGC Beaumont, LLC	“Jaguars Gold Club”	JAI Dining Services (Beaumont), Inc.
5900 College Street
Beaumont, Texas 77707

Amended Exhibit A